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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Reliant Energy, Incorporated (the "Company") on Form S-8 of our report dated March 1, 2000, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
Houston, Texas
May 31, 2000